Other assets (Tables)	12 Months Ended
Dec. 31, 2025
Other assets
Schedule of other assets

	2025	2024
	£m	£m
Interests in associates (1)	753	690
Property, plant and equipment (2)	4,282	3,967
Pension schemes in net surplus (Note 5)	234	190
Tax recoverable	71	7
Deferred tax (Note 7)	1,252	1,876
Assets of disposal groups	229	64
Other	1,678	1,602
Other assets	8,499	8,396

(1)	Includes interest in Business Growth Fund £730 million (2024 - £678 million).
(2)

The estimated useful lives of NatWest Group's property, plant and equipment are: freehold buildings and long leasehold 50 years, short leaseholds for unexpired period of lease, property adaptation costs 10 to 15 years, computer equipment up to 5 years and other equipment 4 to 15 years.